EXHIBIT 99.3
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-272325) of Atmus Filtration Technologies Inc. of our report dated February 21, 2023, except for the effects of the revision discussed in Note 1 to the combined financial statements, as to which the date is August 7, 2023, relating to the financial statements of Atmus, a business of Cummins Inc., which appears in this Current Report on Form 8-K.
/s/PricewaterhouseCoopers LLP
Nashville, Tennessee
August 7, 2023